Exhibit 32.2

INTERNATIONAL BUSINESS MACHINES CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Business Machines Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Loughridge, Senior Vice President, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Loughridge

Mark Loughridge
Senior Vice President, Chief Financial Officer
July 31, 2007

A signed original of this written statement required by Section 906 has been provided to IBM and will be retained by IBM and furnished to the Securities and Exchange Commission or its staff upon request.

66